Note 35 - Other relevant information	12 Months Ended
Dec. 31, 2021
Disclosure of other relevant information [Abstract]
Other relevant information

35                Other relevant information

Agreement to build a welded pipe plant in West Siberia

In 2019, Tenaris entered into an agreement with PAO Severstal to build and operate a welded pipe plant with an annual production capacity of 300,000 tons to manufacture OCTG products in Surgut, West Siberia, Russian Federation. Tenaris holds a 49% interest in the company, while PAO Severstal owns the remaining 51%. In 2019, Tenaris contributed with $19.6 million to the project. No additional contributions were subsequently made.

In 2020, PAO Severstal and Tenaris placed the construction on-hold due to the market conditions and the pandemic.

In December 2021, the parties decided to keep the initiative on-hold and to continue assessing the situation in the relevant markets and the cost dynamics in order to determine the agreement’s next steps.

Agreement to build a steel pipe premium connection threading plant in Baotou

In 2020, Tenaris entered into a joint venture with Inner Mongolia Baotou Steel Union Co. Ltd. (“Baotou Steel”), to build a premium connection threading facility to finish steel pipes produced by our joint venture partner in Baotou, China, for sale to the domestic market. Under the agreement, Tenaris holds 60% of shares in the new joint-venture company, while Baotou Steel owns the remaining 40%.

The plant, which is estimated to require a total investment of $32.6 million, is planned to have a total annual production capacity of 70,000 tons. An initial investment of $29.8 million, which will enable the facility to produce 45,000 tons annually, is estimated to be completed and to start operations in early 2022. During 2020 and 2021, Tenaris contributed respectively $2.3 million and $15.6 million in the project.

Preliminary agreement to terminate NKKTubes joint venture

Tenaris’s seamless pipe manufacturing facility in Japan, located in the Keihin steel complex owned by JFE Holdings Inc. (“JFE”), is operated by NKKTubes, a company owned 51% by Tenaris and 49% by JFE. Steel bars and other essential inputs and services for NKKTubes are supplied under a long-term agreement by JFE.

On March 27, 2020, JFE informed Tenaris of its decision to permanently cease as from JFE’s fiscal year ending March 2024 the operations of its steel manufacturing facilities located at the Keihin complex. In light of that development, Tenaris and JFE engaged in discussions and ultimately determined that the project was no longer economically sustainable. Accordingly, on November 2, 2021, Tenaris and JFE agreed to terminate amicably their joint venture and liquidate NKKTubes. The preliminary agreement provides for the closure of NKKTubes’ manufacturing operations by the end of June 2022, the termination of all agreements that allowed the operation of the joint venture, and the allocation between the parties of the related dissolution and liquidation costs. Tenaris and JFE continue discussing other aspects of the dissolution of the joint venture, with a view towards reaching a definitive agreement prior to June 2022. Tenaris and JFE are also committed to ensure a continued supply of tubular material, including 13 Chrome alloy products to international customers after NKKTubes’ closure.

Management determined that the parties’ decision to terminate the NKKTubes joint venture constituted an impairment indicator and accordingly conducted an impairment test, recognizing a charge of approximately $57 million, impacting NKKTubes’ property, plant and equipment and intangible assets. In addition, as of December 31 2021, the Company carries a positive currency translation adjustment reserve of approximately $140 million, out of which $71 million corresponds to the owners of the parent. The net non-controlling interests’ reserve amounts to approximately $25 million. These balances will be reclassified through the Company’s results in the period when the final transaction occurs.